Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AND EXCHANGE ACT RULE 13a-14(b)
     In connection with the Quarterly Report of Option Care, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), we, Rajat Rai, Chief Executive Officer of the Company, and Paul Mastrapa, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) that:
     (1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007	By:	/s/ Rajat Rai
Rajat Rai
Chief Executive Officer

Date: May 10, 2007	By:	/s/ Paul Mastrapa
Paul Mastrapa
Senior Vice President and Chief Financial Officer